                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                         AMERITRANS CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                  DEFINITIVE PROXY MATERIAL -- FOR SEC USE ONLY

                         AMERITRANS CAPITAL CORPORATION
                           747 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017

                    Notice of Annual Meeting of Shareholders
                          To Be Held on March 11, 2004

To the Shareholders:

        The Annual Meeting of Shareholders of Ameritrans Capital Corporation (the "Company") will be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York, on March 11, 2004, at 10:30 a.m., to consider and act upon the following matters:

        1. To elect directors, seven (7) to be elected by holders of both the Company's Common Stock and its 9 3/8% participating preferred stock (the "Participating Preferred Stock") voting together as a single class, and two (2) to be elected only by the holders of the Participating Preferred Stock, to serve until the next Annual Meeting and until their successors are chosen and qualified.

        2. To ratify and approve the selection by the Board of Directors of Rosen Seymour Shapss Martin & Company LLP as the Company's independent public accountants for the fiscal year ended June 30, 2004.

        3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

        Shareholders of record at the close of business on January 22, 2004 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

        All shareholders are cordially invited to attend the meeting.

                                              By Order of the Board of Directors


                                              MARGARET CHANCE, Secretary

February 4, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                  DEFINITIVE PROXY MATERIAL -- FOR SEC USE ONLY

                         AMERITRANS CAPITAL CORPORATION
                           747 THIRD AVENUE, 4TH FLOOR
                            NEW YORK, NEW YORK 10017

                               Proxy Statement for
                         Annual Meeting of Shareholders
                                 March 11, 2004

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Ameritrans Capital Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on March 11, 2004 and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Margaret Chance, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about February 9, 2004.

        The Board of Directors has fixed January 22, 2004 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on January 22, 2004, there were outstanding and entitled to vote 2,035,600 shares of common stock, par value $.0001 (the "Common Stock"), of the Company and 300,000 shares of Participating Preferred Stock. Each share of Participating Preferred Stock is entitled to one vote.

        The following table sets forth information concerning ownership of the Company's Common Stock and Participating Preferred Stock as of January 22, 2004, by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock.

                                                                        Participating   Percent of
                                                        Percent of        Preferred    Participating
                                  Common Stock           Common            Stock         Preferred
                                  Beneficially            Stock         Beneficially      Stock
Name and Address                     Owned              Outstanding        Owned       Outstanding
---------------                   ------------          -----------     ------------   -------------
Gary C. Granoff                    316,025(1)           15.50%          7,000           2.33%
c/o Ameritrans Capital
Corporation
747 Third Avenue, 4th Floor
New York, New York

Dan M. Granoff, M.D.               155,979(2)            7.66%             **             **
1085 Creston Road
Berkeley, California

Paul D. Granoff, M.D.              143,179(3)            7.03%             **             **
132 North Buckingham Drive
Aurora, Illinois

(1)     See Footnote 1 on page 7.
(2)     See Footnote 8 on page 7.
(3)     See Footnote 9 on page 7.

Steven Etra                        136,617(4)            6.51%             **             **
Heather Hill
Brookville, New York

Infinity Capital Partners, L.P.    128,800               6.33%             **             **
767 Third Avenue, 16th Floor
New York, New York 10017

**      Less than 1%.

        Except as otherwise indicated above, the persons listed in the above table have sole voting and investment power with respect to their respective shares.

        All of the persons listed above, for as long as they continue to hold five percent (5%) or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

        At the meeting, nine (9) directors are to be elected to hold office until the annual meeting of stockholders next ensuing after their election and until their respective successors are elected and shall have qualified. Seven
(7) directors are to be elected by the holders of both the Company's Common Stock and its Participating Preferred Stock, voting together as a single class, and two (2) directors are to be elected only by the holders of the Company's Participating Preferred Stock.

        Directors are to be elected by a majority of the vote of shares present in person or represented by proxy at the meeting and entitled to vote on Directors. Stockholders vote at the meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed at the meeting, who serve as Inspectors of Election at the meeting and who execute an oath to discharge their duties. It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of persons named below or, if any such persons should be unable to serve, for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. All of the persons named below have agreed to serve if elected.

OFFICER AND DIRECTOR BIOGRAPHIES

        Nominees to be elected by holders of the Common Stock and the Participating Preferred Stock:

        Gary C. Granoff, age 55, has been President and a director of Ameritrans since its formation and of Elk Associates Funding Corporation ("Elk"), a subsidiary of the Company, since its formation in July 1979 and Chairman of Elk's board of directors since December 1995. Mr. Granoff has been a practicing attorney for the past 30 years and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the controlling stockholder of GCG Associates, Inc. ("GCG"), Elk's former investment adviser. He has served as President and the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff was also the President and a director of Gemini Capital Corporation ("Gemini"), a company formerly engaged in the business of making consumer loans, which ceased operations approximately two years ago. Mr. Granoff was also a director of Titanium Holdings

(4)     See Footnote 4 on page 7.

Group, Inc., formerly known as Enviro-Clean of America, Inc. from September 1999 until May 2003. In February 1998, Mr. Granoff was elected to and served as a trustee on the Board of Trustees of The George Washington University for a term which expired on June 30, 2003. Mr. Granoff also serves as a Trustee of the Parker Jewish Institute for Healthcare and Rehabilitation. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

        Ellen M. Walker, age 48, has been a Vice President and a director of Ameritrans since its formation and a Vice President of Elk since July 1983. In August 2001, Ms. Walker was elected to be the Executive Vice President of the Company. She was a director of Elk from July 1983 to August 1994, and has been a director of Elk since 1995. Ms. Walker has been a practicing attorney for more than twenty years and she is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Ms. Walker was also a director, Vice President and General Counsel of Gemini. Ms. Walker received a Bachelor of Arts degree from Queens College and obtained her Juris Doctor degree with honors from Brooklyn Law School.

        Lee A. Forlenza, age 46, has been a Vice President and a director of Ameritrans since its formation, a Vice President of Elk since March 1992, and a director of Elk since January 1995. In August 2001, Mr. Forlenza was elected Senior Vice President of the Company. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Forlenza was also a Vice President, Secretary and a director of Gemini. Mr. Forlenza was Vice President of True Type Printing, Inc. from 1976-1995 and has been President since May 1995. From 1983 through 1986, Mr. Forlenza was an attorney with the SBA. Mr. Forlenza graduated Phi Beta Kappa from New York University and obtained his Juris Doctor degree from Fordham University School of Law.

        Steven Etra, age 54, has been a Vice President and a director of Ameritrans since its inception, a Vice President of Elk since January 1999, and a director of Elk since November 1995. Mr. Etra has been Sales Manager since 1975 of Manufacturers Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Titanium Holdings Group, Inc., formerly known as Enviro-Clean of America, Inc. since March 1999. Mr. Etra was also a director of Gemini. Mr. Etra has extensive business experience in investing in emerging companies.

        Paul Creditor, age 67, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Creditor has been a practicing attorney since 1961, engaging in the general practice of law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York. He also served as counsel to the New York State Constitutional Convention and various State Agencies and Commissions.

        Allen Kaplan, age 53, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Kaplan has been, since November 1986, Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City medallion taxis. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

        Wesley Finch, age 56, was elected to the Board of Directors in September 2002. Mr. Finch is the principal of The Finch Group, a real estate development and management company, specializing in the management, restructuring and revitalization of affordable, subsidized and assisted housing. Over the last 20 years, The Finch Group has developed, or advised government entities, on more than $1.5 billion of low-income housing. During 1992-1993, Mr. Finch served as a member of President Clinton's transition team at the U.S. Department of Housing and Urban Development. Previously, Mr. Finch served as Finance Chairman for U.S. Senator John F. Kerry's 1984 campaign, and as the Chairman of Senator Kerry's successful 1990 and 1996 campaigns. In addition, during 1987-1988, Mr. Finch was the National Coordinating Chairman of the Democratic Senatorial Campaign Committee, a legal extension of the U.S. Senate. Mr. Finch earned his bachelors degree in accounting from the Bernard M. Baruch School of the City College of New York, and is a non-practicing certified public accountant (CPA).

        Nominees to be elected by holders of the Participating Preferred Stock only:

        John R. Laird, age 61, has been a director of Ameritrans and of Elk since January 1999. Mr. Laird has been a private investor since 1994, when he retired from Shearson Lehman Brothers Inc. ("Shearson"). Mr. Laird served as President and Chief Executive Officer of the Shearson Lehman Brothers Division of Shearson and as a member of the Shearson Executive Committee from 1992 to 1994. Mr. Laird was also Chairman and Chief Executive Officer of The Boston Company, a subsidiary of Shearson, from 1990 until its sale by Shearson in 1993. From 1977 to 1989 Mr. Laird was employed by American Express in various capacities including Senior Vice President and Treasurer. He also is and has been a member of the boards of various cultural and philanthropic organizations, including but not limited to, the Corporate Advisory Committee of the Boston Museum of Fine Arts and the Board of Overseers for the Boston Symphony Orchestra. Mr. Laird received a B.S. in finance and an M.B.A. from Syracuse University and attended the Advanced Management Program at Harvard Business School.

        Howard F. Sommer, age 63, has been a director of Ameritrans and of Elk since January 1999. Mr. Sommer has been President and Chief Executive Officer of New York Community Investment Company L.L.C., an equity investment fund providing long-term capital to small businesses throughout the State of New York, since 1995. Mr. Sommer was President of Fundex Capital Corporation from 1978 to 1995, President of U.S. Capital Corporation from 1973 to 1995, worked in management consulting from 1971 to 1973 and held various positions at IBM and Xerox Corporations from 1962 to 1971. Mr. Sommer was also a member of the Board of Directors for the National Association of Small Business Investment Companies, serving on its executive committee from 1989 to 1993 and as Chairman of the Board in 1994. He received a B.S. in electrical engineering from City College of New York and attended the Graduate School of Business at New York University.

        The following is information regarding additional officers of the
Company:

        Silvia Maria Mullens, age 52, has been a Vice President of Ameritrans since its inception, a Vice President of Elk since 1996, and the Loan Administrator of Elk since February 1994. Prior to joining Elk, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. Mullens received a B.A. from Fordham University and an M.B.A. from The Leonard Stern School of Business Administration of New York University.

        Margaret Chance, age 49, has been Secretary of Ameritrans since its inception and Secretary of Elk and involved in loan administration since November 1980. In August 2001, Ms. Chance was elected a Vice President of the Company. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG, since January 1982. Ms. Chance holds a paralegal certificate.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

        The following table sets forth certain information as to those persons who, to the knowledge of the Company, owned 5% or more of the outstanding Common Stock of Ameritrans as of January 22, 2004, and as to the officers and directors of Ameritrans as a group:

                                                                        NUMBER OF SHARES OF
                                                                           PARTICIPATING         PERCENTAGE OF
                               NUMBER OF SHARES OF     PERCENTAGE OF      PREFERRED STOCK         OUTSTANDING
                                   COMMON STOCK        COMMON STOCK        BENEFICIALLY         PREFERRED STOCK
NAME                            BENEFICIALLY OWNED      OUTSTANDING            OWNED                OWNED
----                            ------------------      -----------      ------------------     ----------------
*Gary C. Granoff                    316,025(1)            15.50%               7,000                 2.33%

*Ellen M. Walker                     57,374(2)             2.79%                  **                   **

*Lee A. Forlenza                     53,418(3)             2.60%               1,000                   **

*Steven Etra                         133,617(4)            6.51%                  **                   **

Paul Creditor                         7,556(5)               **                   **                   **
747 Third Avenue, Ste. 4C
New York, NY

Allen Kaplan                         10,556(6)               **                   **                   **
c/o Executive Charge, Inc.
1440 39th Street
Brooklyn, NY

John R. Laird                         5,656(7)               **                   **                   **
481 Canoe Hill Road
New Canaan, CT

Howard F. Sommer                      5,556(8)               **                   **                   **
c/o New York Community
    Investment Co., LLC
120 Broadway
New York, NY

Wesley Finch                         39,871(9)             1.94%              10,000                 3.33%
1801 Clint Moore Road, Suite 210
Boca Raton, FL 33487

Dan M. Granoff                      155,979(10)            7.66%                  **                   **
Children's Hospital
Oakland Research Institute
747 52nd Street
Oakland, CA

Paul D. Granoff                     143,179(11)            7.03%                  **                   **
c/o Rush-Copley Medical Center
1900 Ogden Avenue
Aurora, IL 60504

Infinity Capital Partners, L.P.     128,800                6.33%                  **                   **
767 Third Avenue, 16th Floor
New York, New York 10017

*Margaret Chance                     10,700(12)              **                   **                   **

*Silvia Mullens                       5,586(13)              **                  293                   **

All Officers, Directors and 5%    1,073,873(14)           52.60%              18,293                 6.10%
Stockholders as a group
(14 persons)

----------

* Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Steven Etra, Margaret Chance, and Silvia Mullens are each "interested persons" with respect to Ameritrans and Elk, as such term is defined in the 1940 Act.

**      Less than 1%.

(1) Excludes 30,533 shares of Common Stock owned directly and indirectly by Mr. Granoff's wife, as well as 1,000 shares of Participating Preferred Stock and 1,000 Warrants directly owned by her as to which he disclaims beneficial ownership. Also excludes 500 shares of Participating Preferred Stock owned by Dapary Management Corp., a corporation controlled by Mr. Granoff, and 1,000 shares of Participating Preferred Stock owned by J&H Associates Ltd. Pts., a partnership whose general partner is GCG Associates Inc., a corporation controlled by Mr. Granoff. Includes 1,800 Warrants, which are exercisable within 60 days into 1,800 shares of Common Stock and which expire April 1, 2007. Also includes 16,900 shares owned by The Granoff Family Foundation, a charitable foundation for which Mr. Granoff and his mother and brother are trustees. Also includes 261 shares held by GCG Associates Inc., a corporation controlled by Mr. Granoff. Also includes 77,584 shares of Common Stock, as well as 500 shares of Participating Preferred Stock and 500 Warrants owned by DAPARY Management Corp., a corporation controlled by Mr. Granoff. Also includes 12,000 shares of Common Stock, as well as 1,000 shares of Participating Preferred Stock and 1,000 Warrants owned by J & H Associates Ltd. Pts., a partnership whose general partner is GCG Associates Inc., a corporation controlled by Mr. Granoff.

(2)     Includes (i) 200 shares held by Ms. Walker as custodian for her son;
        (ii) 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership (Mr. Granoff retains a reversionary interest in 21,000 of such shares), and (iii) 20,000 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

(3) Includes 1,000 Warrants, and 17,500 shares of Common Stock issuable upon the exercise of ten-year options issued to under the 1999 Employee Plan. See "Stock Option Plans."

(4) Includes (i) 27,000 shares held by Mr. Etra's wife; (ii) 1,500 shares held by Mr. Etra's son; (iii) 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra, (iv) 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which Mr. Etra is a trustee and (v) 17,500 shares issuable upon the exercise of ten-year options issued under the 1999 Employee Plan. See "Stock Option Plans."

(5) Includes 5,556 shares issuable upon exercise of five-year options issued under the Director Plan. See "Stock Options Plans."

(6) Includes 5,556 shares issuable upon exercise of five-year options issued under the Director Plan. See "Stock Options Plans."

(7) Includes 5,556 shares issuable upon exercise of five-year options issued under the Director Plan. See "Stock Option Plans."

(8) Includes 5,556 shares issuable upon exercise of five-year options issued under the Director Plan. See "Stock Option Plans."

(9) Does not include 6,000 shares of Common Stock owned directly by Mr. Finch's wife as to which he disclaims beneficial ownership. Also, does not include 26,300 shares of Common Stock held by The Tudor Trust, a grantor trust, of which Mr. Finch is the grantor, Mr. Finch's wife and two children are the beneficiaries and Mr. Finch's wife is one of the two trustees. Mr. Finch disclaims beneficial ownership of the trust's 26,300 shares. Also, does not include 10,917 shares issuable upon exercise of five-year options issued under the Director Plan, which options were granted as of September 26, 2003, but are not exercisable until September 26, 2004.

        Includes 10,000 Warrants, which are exercisable into 10,000 shares of Common Stock. See "Stock Option Plans."

(10) Includes (i) 10,900 shares owned by a charitable foundation, of which Jeannette Granoff, Gary C. Granoff, and Dr. Dan M. Granoff are the trustees, and (ii) 2,800 shares held in an IRA Rollover Account for the benefit of Dr. Dan M. Granoff.

(11) Includes 40,049 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd., of which Dr. Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Paul Granoff's wife, of which shares he disclaims beneficial ownership.

(12) Includes 10,000 shares of Common Stock issuable upon the exercise of ten-year options issued under the 1999 Employee Plan.

(13) Includes 5,000 shares of Common Stock issuable upon the exercise of ten-year options issued under the 1999 Employee Plan and 293 Warrants.

(14) Includes 4,000 shares issuable upon the exercise of 4,000 Warrants, 70,000 ten-year options issued under the 1999 Employee Plan, and 33,141 shares issuable upon the exercise of five-year options issued under the Director Plan. See "Stock Option Plans."

        Except pursuant to applicable community property laws or as described above, each person listed in the table above has sole voting and investment power, and is both the owner of record and the beneficial owner of his or her respective shares.

Equity Compensation Plan Information

        The following table details information regarding Ameritrans' existing equity compensation plans as of the date of this Proxy Statement:

                                                                                     (c)
                               (a)                           (b)                     Number of securities remaining
                               Number of securities to be    Weighted-average        available for future issuance
                               issued upon exercise of       Exercise price of       under equity compensation
                               Outstanding options,          Outstanding options,    Plans(excluding securities
Plan Category                  Warrants and rights           Warrants and rights     reflected in column (a))
-------------                  ---------------------------   --------------------    ------------------------------
Equity compensation plans
approved by security holders   103,141(1)                    $ 8.91                  171,859
-------------                  ---------------------------   --------------------

Equity compensation plans not
approved by security holders        --                           --                       --
-------------                  ---------------------------   --------------------

Totals                         103,141                       $ 8.91                  171,859
-------------                  ---------------------------   --------------------

(1) Includes options to purchase up to 70,000 shares of Common Stock granted to employees under the 1999 Employee Plan and options to up to 33,141 shares granted to non-employee directors granted under the Non-Employee Director Plan. See "Stock Option Plans."

        Except as otherwise indicated above, the persons listed in the above table have voting and investment power with respect to their respective shares.

COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the Commission and to furnish the Company with copies of all reports filed.

        Based solely on a review of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all persons who were subject to Section 16(a) in fiscal year 2003 complied with the filing requirements, except for a late Form 4 filed on behalf of Silvia Mullens.

MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth certain information concerning the directors and executive officers of Ameritrans:

Name                               Address                                              Position
----                               -------                                              --------
Gary C. Granoff(1)(2)              c/o Ameritrans Capital Corporation                   President and Chairman of
                                   747 Third Avenue                                     Board of Directors
                                   New York, New York

Ellen M. Walker(1)(2)              c/o Ameritrans Capital Corporation                   Executive Vice President
                                   747 Third Avenue and Director
                                   New York, New York

Lee A. Forlenza(1)(2)              c/o Ameritrans Capital Corporation                   Senior Vice President and
                                   747 Third Avenue                                     Director
                                   New York, New York

Steven Etra                        55-25 58th Street                                    Vice President and Director
                                   Maspeth, New York

Margaret Chance(2)                 c/o Ameritrans Capital Corporation                   Vice President and Secretary
                                   747 Third Avenue
                                   New York, New York

Silvia M. Mullens(2)               c/o Ameritrans Capital Corporation                   Vice President
                                   747 Third Avenue
                                   New York, New York

Paul Creditor                      747 Third Avenue, Ste. 4C                            Director
                                   New York, New York

Allen Kaplan                       c/o Team Systems                                     Director
                                   30-17 40th Avenue
                                   Long Island City, New York

John P. Laird                      481 Canoe Hill Road                                  Director
                                   New Canaan, Connecticut

Howard F. Sommer                   c/o New York Community Investment Co., LLC             Director
                                   120 Broadway
                                   New York, New York

Wesley Finch                       c/o The Finch Group                                    Director
                                   1801 Clint Moore Road, Suite 210
                                   Boca Raton, Florida 33487-2752

----------

(1) Ellen M. Walker, Gary C. Granoff, and Lee A. Forlenza are officers and shareholders in the law firm of Granoff, Walker & Forlenza, P.C.

(2) Mr. Gary C. Granoff, Ms. Ellen M. Walker, Mr. Lee A. Forlenza, Mr. Steven Etra, Ms. Margaret Chance, and Ms. Silvia Mullens are each "interested persons" with respect to Ameritrans, as such term is defined in the 1940 Act.

COMMITTEES OF THE BOARD AND MEETING ATTENDANCE

        Ameritrans has a standing Audit Committee, a standing 1999 Employee Plan Committee and a Compensation Committee.

        The Audit Committee is presently comprised of Paul Creditor, John Laird and Howard Sommer. The function of the Audit Committee is to review our internal accounting control procedures, review our consolidated financial statements and review with the independent public accountants the results of their audit. The Audit Committee held six (6) meetings during fiscal year 2003. The Audit Committee's financial expert is John Laird.

        The 1999 Employee Plan Committee administers our 1999 Employee Plan. The committee is comprised of Allen Kaplan and John Laird. See " -- Stock Option Plans -- The 1999 Employee Plan."

        The Compensation Committee reviews the Company's employment and compensation agreements with its employees. The committee is comprised of Allen Kaplan, John Laird, and Wesley Finch.

         The Board of Directors held three (3) formal meetings during fiscal 2003. Eight (8) of the Company's directors attended each of the meetings of the Board and one (1) director missed one meeting.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILINGS BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

        Audit Committees play a critical role in the financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. As such, we are providing this fiscal report to stockholders to help inform them of this process and the activities of the Audit Committee in the past year. The Audit Committee of the Board of Directors is composed of three non-management, independent directors selected by the Board. The Audit Committee's financial expert is John Laird. The Company has adopted an Audit Committee Charter, outlining the Audit Committee's role and responsibilities, a copy of which is attached to this Proxy Statement as Appendix A.

        The Audit Committee of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, Rosen Seymour Shapss Martin & Company LLP ("RSSM"), are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee hereby reports as follows:

        1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management, including a discussion of the quality and acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles.

        2. The Audit Committee has discussed with the independent accountants and management the matters required to be discussed by SAS 61, as amended or supplemented.

        3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as amended or supplemented, and has discussed the independence of the independent accountants.

        4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit

        Committee approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

                             Respectfully Submitted:

                             Paul Creditor, Chairman
                             Howard Sommer, Director
                              John Laird, Director

EXECUTIVE COMPENSATION

        The following table sets forth all remuneration for services rendered to the Company to (i) each of the executive officers and (ii) all executive officers as a group during the fiscal year ended June 30, 2003. No non-employee director received compensation in excess of $60,000 during that period.

                           Summary Compensation Table

                                                                                               Long-Term
                                                    Annual Compensation                      Compensation
                                                    -------------------                      ------------
                                                                                      Securities
Name and Principal Position                                                           Underlying
Composition(3)                               Year      Salary($)(1)      Bonus($)    Options(#)(2)      All Other
---------------------------                  ----      ------------      -------     ------------       ---------
Gary C. Granoff                              2003       255,000(4)        15,750          --             28,763
President, Chief Executive Officer,          2002       242,500(4)        15,750          --             25,500
Chief Financial Officer and Director         2001       230,875(4)        15,000          --             25,500
Ellen M. Walker                              2003       117,832               --          --             17,675
Vice President and Director                  2002       115,800               --          --             17,370
                                             2001       110,000               --          --             16,500
Lee A. Forlenza                              2003        53,560            7,500          --              9,159
Senior Vice President and Director           2002        51,500               --          --              7,725
                                             2001        50,000               --          --              7,500
Steven Etra                                  2003        60,000               --          --                 --
Vice President and Director                  2002        31,000               --          --                 --
                                             2001           N/A              N/A         N/A                N/A
Silvia Mullens                               2003        99,620           10,000          --             16,443
Vice President                               2002        85,522           15,000          --             15,078
                                             2001        65,474           18,500          --             12,596
Margaret Chance                              2003        79,678           15,000          --             14,202
Vice President and Secretary                 2002        88,207           13,500          --             13,321
                                             2001        72,819            8,500          --             12,198

(1) Officers' salaries constitute a major portion of Elk's total "management fee compensation," which must be approved by the SBA. The SBA has approved total officer and employee compensation of Elk in the amounts paid to date and for the projected amounts for the fiscal year ending June 30, 2004. This amount includes officers' salaries, other salaries, employee benefits, insurance, and expenses.

(2)     Grants of stock options received during the fiscal year.

(3)     Amounts received under Simplified Employee Pension Plan.

(4)     Does not include $35,000 of reimbursable expenses.

        Ameritrans and Elk have a policy of paying their directors who are not employees fees of $750 for each meeting attended. Since July 1, 1996, non-employee directors have been paid annual fees of $2,000 per year in addition to the fees paid for each meeting attended. Fees and expenses paid to non-affiliated directors were, in the aggregate, $19,750 for the year ended June 30, 2001, $29,750 for the year ended June 30, 2002, and $36,250 for the year ended June 30, 2003.

        No options were granted to any of Ameritrans' named executive officers during the fiscal year ended June 30, 2003 and during the six months ended December 31, 2003.

Compensation Matters

        The objectives of Ameritrans' executive compensation program are to establish compensation levels designed to enable Ameritrans to attract, retain and reward executive officers who contribute to the long-term success of Ameritrans so as to enhance stockholder value. The Compensation Committee of the Board of Directors makes decisions each year regarding bonus awards and the 1999 Employee Plan Committee makes decisions regarding stock option grants under the 1999 Employee Plan. The committees consist of non-interested directors. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in Ameritrans so as to link a meaningful portion of the compensation of Ameritrans' executives with the performance of Ameritrans' Common Stock.

Employment Agreements

        GARY GRANOFF. We entered into an amended and restated employment agreement with Gary Granoff dated December 31, 2002, for a term of five (5) years commencing July 1, 2003, which replaces the employment agreement by and between the Company and Mr. Granoff dated July 1, 2001. The agreement automatically renews for a five (5) year term, unless either party gives notice of non-renewal as provided therein. The agreement provides that Mr. Granoff will be paid an annual salary of initially $296,500 as of July 1, 2003, which increases each year the agreement is in effect. The agreement also provides that Mr. Granoff will be paid a yearly bonus, based on his and Ameritrans' performance, an amount of which is determined by the Board of Directors but which may not be less than $15,000 per year for the first five
(5) years of the employment agreement. If renewed, any bonus will be given solely in the Board's discretion. The agreement also provides for compensation to Mr. Granoff if he is terminated prior to the expiration of his employment term, the amount of which varies depending upon the nature of his termination. If, for instance, Mr. Granoff is terminated without cause (as defined in the agreement) he is entitled to a lump-sum payment in an amount equal to (i) his salary, as in effect at the time of termination, through the date of termination and an amount equal to his salary multiplied by the number of years remaining under the agreement, and (ii) an amount equal to all of the consulting fees payable under the terms of Mr. Granoff's consulting agreement with Ameritrans, as discussed below. The employment agreement also provides for confidentiality and for non-competition, and non-solicitation during the term of the agreement and for one (1) year thereafter.

        In conjunction with the employment agreement we also entered into an amended and restated consulting agreement with Mr. Granoff, which replaces the consulting agreement by and between the Company and Mr. Granoff dated as of July 1, 2001. The consulting agreement does not become effective and does not commence unless and until the employment agreement is terminated due to (i) Mr. Granoff's voluntary resignation from the Company or (ii) a notice of non-renewal of the employment agreement from either the Company or the Consultant. Upon the effectiveness of the consulting agreement Mr. Granoff shall be paid as a consultant at a rate equal to 1/2 the monthly salary in effect at the time the employment agreement is terminated plus any bonus received, if any, for that employment year and other benefits. The agreement also provides for confidentiality and non-competition for the term of the agreement, and non-solicitation during the term of the agreement and for one (1) year thereafter.

        ELLEN WALKER. We entered into an employment agreement with Ellen Walker for a term of five

(5) years dated as of October 1, 2001. The agreement automatically renews for another five (5) year term unless either party terminates prior to renewal. The agreement provides that Ms. Walker will be paid an annual salary of initially $114,400, which increases each year the agreement is in effect. The agreement also provides that Ms. Walker will be paid a yearly bonus, at the discretion of Ameritrans, based on her and the Company's performance. The agreement provides for compensation to Ms. Walker if she is terminated prior to the expiration of her employment term, the exact amount of which varies depending upon the nature of the termination. If, for instance, Ms. Walker terminates the employment agreement for good reason (as defined in the agreement) she is entitled to a lump-sum payment equal to the sum of her salary, as in effect at the time of termination, and an amount equal to her salary multiplied by the number of years remaining under the agreement or two-and-one half years, whichever is greater. The agreement also provides for confidentiality and for non-competition and non-solicitation during the term of the agreement and for one (1) year thereafter.

        SILVIA MULLENS. The agreement with Ms. Mullens is for a term of five years dated as of January 1, 2002. The agreement automatically renews for another five-year term unless either party terminates prior to renewal. The agreement provides that Ms. Mullens will be paid an annual salary of initially $95,400, which increases five percent (5%) each year the agreement is in effect. The agreement also provides that Ms. Mullens will be paid a yearly bonus, at the discretion of Ameritrans, based on her and the Company's performance. The agreement provides for compensation to Ms. Mullens if she is terminated prior to the expiration of her employment term, the exact amount of which varies depending upon the nature of the termination. If, for instance, Ms. Mullens terminates the employment agreement for good reason (as defined in the agreement), she is entitled to a lump-sum payment equal to the sum of her salary, as in effect at the time of termination, and an amount equal to her salary multiplied by the number of years remaining under the agreement or two-and-one-half (2 1/2) years, whichever is greater. The agreement also provides for confidentiality and for non-competition and non-solicitation during the term of the agreement and for one year thereafter.

        LEE FORLENZA. We entered into an amended and restated employment agreement with Lee Forlenza dated December 31, 2002, for a five (5) year term commencing as of July 1, 2003, which replaces the employment agreement by and between the Company and Mr. Forlenza dated October 1, 2001. The agreement automatically renews for a five (5) year term, unless either party gives notice of non-renewal prior to the expiration of the initial term. The agreement provides that Mr. Forlenza will be paid an annual salary of initially $76,250 as of July 1, 2003, which increases each year the agreement is in effect. The agreement also provides that Mr. Forlenza will be paid a yearly bonus based on his and the Company's performance, an amount of which is determined by the Board of Directors but which may not be less than $10,000 for the first five (5) years of the employment agreement, and an initial bonus of $7,500. If the employment agreement is renewed, any bonus after the initial term will be paid solely in the discretion of the Board. The agreement provides for compensation to Mr. Forlenza if he is terminated prior to the expiration of his employment term, the exact amount of which varies depending upon the nature of the termination. If Mr. Forlenza terminates the employment agreement for good reason (as defined in the agreement, he is entitled to a lump-sum payment equal to the sum of his salary, as in effect at the time of termination, and an amount equal to his salary multiplied by the number of years remaining under the agreement or two-and-one half years, whichever is greater. The agreement also provides for confidentiality and for non-competition, and for non-solicitation during the term of the agreement and for one (1) year thereafter.

        MARGARET CHANCE. The agreement with Ms. Chance is for a term of five
(5) years dated as of January 1, 2002. The agreement automatically renews for another five-year term unless either party terminates prior to renewal. The agreement provides that Ms. Chance will be paid an annual salary of initially $75,000, which increases four percent (4%) each year the agreement is in effect. The agreement also provides that Ms. Chance will be paid a yearly bonus, at the discretion of Ameritrans but which shall not be less than $8,500 per year, based on her and the Company's performance. The agreement provides for compensation to Ms. Chance if she is terminated prior to the expiration of her employment term, the exact amount of which varies depending upon the nature of the termination. If, for instance, Ms. Chance terminates the employment agreement for good reason (as defined in the agreement), she is entitled to a lump-sum payment equal to the sum of her salary, as in effect at the time of termination, and an amount equal to her salary multiplied by the number of years remaining under the agreement or two-and-one-half (2 1/2) years, whichever is greater. The agreement also provides for confidentiality and for non-competition and non-solicitation during the term of the agreement and for one year thereafter.

STOCK OPTION PLANS

        The descriptions of the 1999 Employee Plan and the Director Plan set forth below are qualified in their entirety by reference to the text of the plans, which were filed with the Securities and Exchange Commission as part of the Company's proxy statement for the fiscal year ended June 30, 2002.

1999 EMPLOYEE PLAN

        An employee stock option plan (the "1999 Employee Plan") was adopted by the Ameritrans Board of Directors, including a majority of the non-interested directors, and approved by a stockholder vote, in order to link the personal interests of key employees to our long-term financial success and the growth of stockholder value. An amendment to the 1999 Employee Plan was approved by the shareholders in January, 2002. The amendment increased the number of shares reserved under the plan from 125,000 to 200,000 shares.

        The 1999 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 200,000 shares (subject to adjustment for stock splits and similar capital changes) of common stock to our employees. By adopting the 1999 Employee Plan, the Board believes that we will be better able to attract, motivate and retain as employees people upon whose judgment and special skills our success in large measure depends. As of June 30, 2003, options to purchase an aggregate of 100,000 shares of Common Stock had been granted to various officers. Options for 70,000 shares were exercisable for 10 years from the date of grant at a price of $8.88 per share (the fair market value of the Common Stock on the date of grant), and options for 30,000 shares were exercisable for five (5) years from the date of grant at a price of $9.77 per share. As of January 11, 2004, the 30,000 five (5) year options expired unexercised. As of the date of this Proxy Statement, 130,000 shares of Common Stock are available for future awards under the 1999 Employee Plan.

        The 1999 Employee Plan is administered by the 1999 Employee Plan Committee of the Board of Directors, which is comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act")). The committee can make such rules and regulations and establish such procedures for the administration of the 1999 Employee Plan as it deems appropriate.

NON-EMPLOYEE DIRECTOR PLAN

        A stock option plan for non-employee directors (the "Director Plan") was adopted by the Ameritrans Board of Directors and approved by a stockholder vote, in order to link the personal interests of non-employee directors to our long-term financial success and the growth of stockholder value. The Director Plan is substantially identical to, and the successor to, a non-employee director stock option plan adopted by the Board of Directors of Elk and approved by its stockholders in September, 1998 (the "Elk Director Plan").

        Ameritrans and Elk submitted an application for, and received on August 31, 1999, an exemptive order relating to these plans from the SEC. An amended stock option plan for non-employee directors (the "Amended Director Plan") was approved by the Board of Directors and the shareholders, which increases the number of shares reserved for issuance under the plan and provides for automatic grants of options upon the re-election of eligible directors, but is subject to the approval of the SEC.

        The Director Plan provides for the automatic grant of options to directors who are not our employees, officers or interested persons (an "Eligible Director") who are elected and serve one year on the Board of Directors. By adopting the Director Plan, the Board believes that we will be better able to attract, motivate and retain as directors people upon whose judgment and special skills our success in large measure depends. The total number of shares for which options may be granted from time to time under the Director Plan is 75,000 shares, which will be increased to 125,000 shares upon SEC approval of the Amended Director Plan. At present, there are options to purchase up to 33,141 shares. The Director Plan is administered by a committee of directors who are not eligible to participate in the Directors Plan.

SIMPLIFIED EMPLOYEE PENSION PLAN

        In 1996, Elk adopted a simplified employee pension plan covering, at present, all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the fiscal year ended June 30, 2003 contributions amounted to $86,242.

Gary C. Granoff's Fiscal 2003 Compensation

        The Compensation Committee set, pursuant to the terms of his employment agreement, Gary C. Granoff's total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Gary C. Granoff, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to Ameritrans' other senior executives.

STOCK PERFORMANCE GRAPH

        Although Ameritrans' Common Stock is listed on the Nasdaq SmallCap Market, trading in Ameritrans' Common Stock has been extremely limited, making it difficult to meaningfully compare the performance of Ameritrans' Common Stock to that of other similar companies or a broad market index. Therefore, Ameritrans has not included a stock performance graph.

CERTAIN TRANSACTIONS

        Elk pays legal fees, on a fixed or hourly basis, for loan closing services relating to loans other than New York taxi and radio car loan closings to Granoff, Walker & Forlenza, P.C. ("Granoff, Walker") whose stockholders are officers and directors of Elk and Ameritrans. Such services related to New York taxi and radio car loans are provided by the officers and employees of Elk. Elk paid Granoff, Walker $37,699 in fees during the fiscal year ended June 30, 2003. Elk generally charges its borrowers loan origination fees to generate income to offset the legal fees paid by Elk for loan closing services.

        We also rent office space from Granoff, Walker and share certain office expenses with that firm. For the fiscal year ended June 30, 2003, we paid $59,290 in rent, $63,185 in shared overhead expense, and $21,802 of other reimbursable shared overhead expense.

        During the fiscal year ended June 30, 1998, Granoff, Walker exercised an option in its lease, at our request, and rented an additional 1,800 square feet of office space contiguous with our offices at a below market rent (the "Additional Space"). Until we require the Additional Space, the law firm sublets the Additional Space to outside tenants under short-term arrangements. In the event all or a portion of the Additional Space is vacant, Elk's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which we would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. During the year ended 2003, Elk paid the law firm approximately $3,550 on account of this agreement. In August, 2001, the Company's Board of Directors approved the execution of a formal sublease with the law firm on financial terms and conditions consistent with the prior arrangement for the period July 1, 2001 through April 30, 2004. In November 2003, the Board approved a new sublease to take effect upon the expiration of the existing sublease, May 1, 2004, and to continue through April 30, 2014.

                                 PROPOSAL NO. 2
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 2003

        The Board of Directors, including a majority of directors who are not interested persons of the Company, subject to shareholder approval, has selected Rosen Seymour Shapss Martin & Company LLP as independent public accountants to be employed by the Company for the fiscal year ending June 30, 2004, to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to approval by the shareholders at this meeting. No member of Rosen Seymour Shapss Martin & Company LLP ("RSSM") or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

        The affirmative vote of a majority of the Common Stock and the Participating Preferred Stock, voting together as a single class, present or represented at the meeting is required to ratify and approve the selection of RSSM as independent public accountants for the Company for fiscal 2004.

        A representative of RSSM will be present at the Annual Meeting of Shareholders for the purpose of answering shareholder questions and making any other appropriate statement.

        The Company's previous independent public accountants were Marcum & Kliegman LLP ("M&K"). Effective June 26, 2003, the Company dismissed M&K as the principal accountants to audit the Company's financial statements.

        The reports of M&K on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

        The decision to dismiss M&K was recommended and approved by the Company's Audit Committee.

        In connection with its audits for the two most recent fiscal years through June 30, 2002, there have been no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused them to make reference thereto in their report on the financial statements of such years.

        During the two most recent fiscal years through June 30, 2002, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

        The Company requested M&K to furnish a letter addressed to the Securities and Exchange

Commission stating whether or not M&K agrees with the statements made above and, if not, stating the respects to which it does not agree. A copy of that letter, dated July 1, 2003, was filed as an exhibit to the Company's Form 8-K filed on July 1, 2003.

        On June 30, 2003, the Company engaged the accounting firm of RSSM as the Company's new independent accountants to audit the Company's financial statements for the fiscal year ending June 30, 2003.

        The Company has not consulted with RSSM during the last two years or subsequent interim period on either the application of accounting principles or type of opinion RSSM might issue on the Company's financial statements.

        The fees for services provided by the independent accountants are as follows:

Audit Fees

        RSSM's fees for the annual audit for the fiscal year ended June 30, 2003 were $53,000 and the fees for M&K's review of the financial statements included in the Company's Form 10-Q for the fiscal year ended June 30, 2003 were $27,960.

        Fees for the annual audit for the year ended June 30, 2002 by M&K were $57,494 and the fees for M&K's review of the financial statements included in the Company's Form 10-Q for the year ended June 30, 2002 were $23,870.

Audited-Related Fees

        There were no fees billed by either RSSM or M&K for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements for each of the last two fiscal years, which are not included in the audit fees listed above.

Tax Fees

        There were no fees billed by either RSSM or M&K for tax compliance, tax advice, or tax planning for each of the last two fiscal years.

All Other Fees

        Fees for services rendered during the fiscal year ended June 30, 2003 by M&K not provided for in the above paragraphs were $45,157, which included fees of $29,847 for preparation of the amendment to the registration statement on Form N-2, $4,740 for the preparation of Form 468, and $10,570 for miscellaneous items. The Audit Committee has considered and is satisfied that the independent accountants' provision of these services is compatible with maintaining the accountant's independence. The only service RSSM provided to the Company during the year ended June 30, 2003 was the annual audit.

        Fees for services rendered during the fiscal year ended June 30, 2002 by M&K not provided for in the above paragraphs were $176,400, which included fees of $161,323 for preparation of the registration statement on Form N-2, $6,295 for the preparation of Form 468, and $8,783 for miscellaneous items. The Audit Committee has considered and was satisfied that the independent accountants' provision of these services was compatible with maintaining the accountant's independence.

        The Audit Committee has not yet adopted any specific pre-approved policies. All non-audit services of the independent auditors is subject to pre-approval of the Audit Committee.

        The Board of Directors of the Company recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3
                                  OTHER MATTERS

        The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

        All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, Ameritrans' directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

        Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than October 1, 2004, for inclusion in the proxy statement for that meeting. Mere submission of a proposal does not guarantee its inclusion in the Proxy Statement or its presentation at the meeting since certain federal rules must also be met.

REQUESTS FOR FINANCIAL STATEMENTS

        Ameritrans will furnish, without charge a copy of its financial statements for the fiscal year ended June 30, 2003, and for the six-months ended December 31, 2003, to shareholders who make written request to the Company at 747 Third Avenue, 4th Floor, New York, NY 10017 or call Ameritrans collect at
(212) 355-2449.

        The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                           By Order of the Board of Directors

                                           MARGARET CHANCE, Secretary

February 4, 2004

               PROXY FOR HOLDERS OF PARTICIPATING PREFERRED STOCK

                         AMERITRANS CAPITAL CORPORATION

        The undersigned holder of 9 3/8% participating preferred stock, face value $12.00 (the "Participating Preferred Stock") of Ameritrans Capital Corporation (the "Company") hereby constitutes and appoints Gary C. Granoff, Ellen M. Walker, and Margaret Chance and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on March 11, 2004 at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York at 10:30 a.m., and at any and all adjournments thereof, in respect of all Participating Preferred Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

        (A) Nominees to be elected by the holders of the Common Stock and Participating Preferred Stock.

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Steven Etra, Paul Creditor, Allen Kaplan, and Wesley Finch.

               WITHHOLD AUTHORITY to vote for all nominees listed

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)


         (B) Nominees to be elected by the holders of the Participating Preferred Stock only.

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               John P. Laird and Howard F. Sommer

               WITHHOLD AUTHORITY to vote for all nominees listed

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)

PROPOSAL 2.    To ratify and approve the appointment of Rosen Seymour Shapss
               Martin & Company LLP as the Company's independent public accountants for the fiscal year ended June 30, 2004.

               ____FOR             ____AGAINST             ____ABSTAIN

PROPOSAL 3.    Such other matters as may properly come before the meeting.

               ____FOR             ____AGAINST             ____ABSTAIN

                  (continued and to be signed on reverse side)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROXY STATEMENT TO REPRESENT THE HOLDERS OF PARTICIPATING PREFERRED STOCK AND IN FAVOR OF PROPOSALS 2 AND 3. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares:                             Dated:


(Print Name)                                       (Signature of Shareholder)


(Print Name)                                       (Signature of Shareholder)


The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign. Person(s) signing as Attorney, Executor, Administrator, Trustee or Guardian should provide full title.

                        PROXY FOR HOLDERS OF COMMON STOCK

                         AMERITRANS CAPITAL CORPORATION

The undersigned holder of shares of common stock, $.0001 par value ("Common Stock") of Ameritrans Capital Corporation (the "Company") hereby constitutes and appoints Gary C. Granoff, Ellen M. Walker, and Margaret Chance and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on March 11, 2004 at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York at 10:30 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.    To Elect Directors

               FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

               Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Steven Etra, Paul Creditor, Allen Kaplan, and Wesley Finch.

               WITHHOLD AUTHORITY to vote for all nominees listed

               (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)


PROPOSAL 2.    To ratify and approve the appointment of Rosen Seymour Shapss
               Martin & Company LLP as the Company's independent public accountants for the fiscal year ended June 30, 2004.

               ____FOR             ____AGAINST             ____ABSTAIN

PROPOSAL 3.    Such other matters as may properly come before the meeting.

               ____FOR             ____AGAINST             ____ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN THE PROXY STATEMENT TO REPRESENT THE HOLDERS OF COMMON STOCK AND IN FAVOR OF PROPOSALS 2 AND 3. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

                  (continued and to be signed on reverse side)

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

No. of Shares:                             Dated:


(Print Name)                                       (Signature of Shareholder)


(Print Name)                                       (Signature of Shareholder)


The signature(s) on this Proxy should correspond exactly with the shareholder's name as stencilled hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign. Person(s) signing as Attorney, Executor, Administrator, Trustee or Guardian should provide full title.

                                                                      Appendix A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                         AMERITRANS CAPITAL CORPORATION

I.      STATEMENT OF POLICY.

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Ameritrans Capital Corporation (the "Corporation") shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board, the independent auditors, and the financial management of the Corporation.

II.     COMPOSITION.

        The Committee shall be comprised of two or more directors as determined by the Board, at least a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board would interfere with the exercise of his or her independent judgment as a member of the Board and the Committee. The independence of each member of the Committee shall further be evaluated in light of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

        The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chairperson (the "Chair") is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.    MEETINGS.

        The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its policy to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department, and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements prior to their public release consistent with Section IV.A.

IV.     RESPONSIBILITIES.

        In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Committee will:

A.      FINANCIAL REPORTING PROCESSES.

        1. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

        2. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principals as applied in its financial reporting.

        3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principals and practices, including internal controls, as suggested by the independent accountants, management, or the internal auditing department.

B.      DOCUMENTS/REPORTS REVIEW.

        1. Review and update this Charter periodically, at least annually, as conditions dictate. In the event that the Corporation does not qualify as a small business filer under the Securities and Exchange Commission (the "SEC") rules, or should otherwise decide not to file as a small business under the SEC rules, the Committee shall revise and amend this Charter to reflect any changes in the requirements under the NASD rules and regulations.

        2. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

        3. Review with financial management and the independent accountants the Corporation's annual and periodic financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. With respect to financial statements included in Form 10-QSB, the Chair may represent the entire Committee for purposes of this review.

        4. Review the regular internal reports to management prepared by the internal auditing department and management's response.

C.      INDEPENDENT ACCOUNTANTS.

        1. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation and relevant third parties to determine the independent accountants' independence. In making this determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, and other professional services rendered by the independent accountants and their affiliates. The Committee will also require the independent accountants to submit on an annual basis a formal written statement delineating all relationships among the Corporation, the independent accountants, and their respective affiliates.

        2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

        3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of each audit.

D.      PROCESS IMPROVEMENT.

        1. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants, and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

        2. Following completion of the annual audit, review separately with each of management, the independent accountants, and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

        3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

        4. Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

E.      INTERNAL AUDIT DEPARTMENT.

        1. Review activities, organizational structure, and qualifications of the internal audit department.

        2. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

3. Consider and review with management and the director of internal auditing:

        (a) Significant findings during the year and management's responses thereto.

        (b) Any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information.

        (c) Any changes required in the planned scope of the internal auditors' audit plan.

        (d)    The internal auditing department budget and staffing.

        (e) The internal auditing department's compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.